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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



     Date of Report (Date of earliest event reported): February 13, 2003
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                            COMPX INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                      1-13905                    57-0981653
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   (State of other              (Commission File)            (IRS Employer
   jurisdiction of                  Number)                Identification No.)
   incorporation)



         5430 LBJ Freeway, Suite 1700
                 Dallas, TX                                 75240-2697
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   (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (972) 233-1700
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             (Former name or address, if changed since last report)



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Item 9:  Regulation FD Disclosure

     On February 13, 2003, CompX International Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The furnishing of this information pursuant to Regulation FD is not an admission as to the materiality of the information included in this Current Report.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COMPX INTERNATIONAL INC.
                                                    (Registrant)




                                                    By:  /s/ A. Andrew R. Louis
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                                                        A. Andrew R. Louis
                                                        Secretary




Date:  February 13, 2003




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                                INDEX TO EXHIBITS


Exhibit No.  Description
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99.1         Press release dated February 13, 2003 issued by CompX International
             Inc.